Exhibit 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Arowana Inc. (the “Company”) on Form 10-K for the period ended February 29, 2016 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned, in the capacities and on the dates indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.           The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.           The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Date: June 9, 2016
	Name:	Kevin Tser Fah Chin
	Title:	Executive Chairman of the Board and Chief Executive Officer (Principal Executive Officer)

Date: June 9, 2016
	Name:	Gary San Hui
	Title:	Chief Financial Officer (Principal Financial and Accounting Officer), Chief Investment Officer and Director